UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2013

OPTIMER PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33291	33-0830300
(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3501, Jersey City, NJ 07302

(Address of principal executive offices, including zip code)

(201) 333-8819

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The information set forth under Item 3.02 below is hereby incorporated herein by reference.

A copy of the Series A Convertible Preferred Stock Purchase Agreement, dated as of September 16, 2013 (the “Preferred Stock Purchase Agreement”), by and between Optimer Pharmaceuticals, Inc., a Delaware corporation (“Optimer”), and Cubist Pharmaceuticals, Inc., a Delaware corporation (“Cubist”), is included as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

Effective September 16, 2013, Optimer issued a total of 250,000 shares of its newly designated Series A Convertible Preferred Stock, par value $0.001 (the “Series A Convertible Preferred Stock”), at a price of $100.00 per share, to Cubist pursuant to the Preferred Stock Purchase Agreement.  The issuance was made pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of July 30, 2013 (the “Merger Agreement”), among Optimer, Cubist and PDRS Corporation, a Delaware corporation and wholly owned subsidiary of Cubist, pursuant to which, upon the terms and subject to the conditions set forth therein, Cubist will acquire all of Optimer’s outstanding common stock.

Optimer received $25,000,000 in aggregate proceeds from the issuance.  The issuance was exempt under Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving any public offering.

The information set forth under Item 5.03 below is hereby incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is hereby incorporated herein by reference.

Item 5.03  Amendment to Articles of Incorporation or Bylaws.

On September 16, 2013, Optimer filed a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, $0.001 Par Value (the “Certificate of Designations”), with the Secretary of State of the State of Delaware.  The Certificate of Designations designates and creates the Series A Convertible Preferred Stock, consisting of a total of 750,000 shares of Series A Convertible Preferred Stock.

The Series A Convertible Preferred Stock carries no dividend.  The liquidation preference of each share of the Series A Convertible Preferred Stock is $100.00, equal to the cash consideration paid by Cubist to Optimer for each share of the Series A Convertible Preferred Stock.  In the event of a termination of the Merger Agreement due to a material breach thereof by Cubist, Optimer may redeem all, but not less than all, of the Series A Convertible Preferred Stock at par value ($0.001 per share of Series A Convertible Preferred Stock).  If the Merger Agreement is terminated due to any other circumstance (or Optimer does not, in its sole discretion, elect to redeem the Series A Convertible Preferred Stock as described above), beginning on the first anniversary of such termination, the Series A Convertible Preferred Stock will be at any time and from time to time convertible at Cubist’s election into Optimer common stock based on the average of the volume-weighted average price per share of Optimer common stock for each day during a ten consecutive trading day period ending on the day prior to the date of conversion (subject to certain customary anti-dilution adjustments in the event Optimer common stock is changed into the same or a different number of shares of any class or classes of stock or other securities, whether by capital reorganization, reclassification or otherwise).  The conversion rights of Cubist are subject to limitations on the issuance of Optimer common stock in an amount that would require stockholder approval under the rules and regulations of the Nasdaq Global Select Market and limitations under applicable antitrust or competition law.  Furthermore, in no event will Cubist, upon conversion of the Series A Convertible Preferred Stock, be entitled to hold directly or indirectly, collectively, greater than 5.00% of the total voting power of any class or series of securities of Optimer entitled to vote or provide their consent on any matter, except matters with respect to which holders of the Series A Convertible Preferred Stock vote or provide their consent as a single class or series only.

The Series A Convertible Preferred Stock will be canceled for no consideration and will no longer be issued and outstanding shares of capital stock of Optimer if the merger contemplated by the Merger Agreement is consummated.  The Series A Convertible Preferred Stock will be redeemed in exchange for its aggregate liquidation preference in the event of a transaction resulting in a change of control of Optimer (other than the merger contemplated by the Merger Agreement) as a result of which a termination fee is paid to Cubist pursuant to the terms of the Merger Agreement or on an as-converted-into-common-stock basis based on the average of the volume-weighted average price per common share of Optimer for each day during a ten consecutive trading day period ending on the day prior to the announcement of any other such change of control of Optimer (subject to certain customary anti-dilution adjustments in the event Optimer’s common stock is changed into the same or a different number of shares of any class or classes of stock or other securities, whether by capital reorganization, reclassification or otherwise).  Cubist has agreed to various restrictions on its ability to offer, sell or otherwise transfer the Series A Convertible Preferred Stock and any Optimer common stock received upon conversion of the Series A Convertible Preferred Stock, including that it will not transfer the Series A Convertible Preferred Stock other than to one of its wholly owned subsidiaries and that it will not offer, sell or otherwise transfer any such common stock until the first anniversary of any termination of the Merger Agreement or to any person or group that would reasonably be expected to, after consummation of any such transaction, be required to file a beneficial ownership report on Schedule 13D in respect of Optimer.

With respect to rights to payment of amounts payable upon liquidation, dissolution or winding up of Optimer, shares of the Series A Convertible Preferred Stock rank senior to Optimer common stock.  The Series A Convertible Preferred Stock will have no voting rights except as required by law.

A copy of the Certificate of Designations is included as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, $0.001 Par Value, of Optimer Pharmaceuticals, Inc.
10.1	Series A Convertible Preferred Stock Purchase Agreement, dated as of September 16, 2013, by and between Optimer Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc.

Cautionary Statement Regarding Forward-looking Statements

Statements included in this communication that are not a description of historical facts are forward-looking statements, including, without limitation, statements related to the consummation of the merger contemplated by the Merger Agreement and certain contingent terms of the Series A Preferred Stock.  Words such as “expect,” “anticipate,” “will,” “could,” “would,” “project,” “intend,” “plan,” “believe,” “predict,” “estimate,” “should,” “may,” “potential,” “continue,” “ongoing” or variations of such words and similar expressions are intended to identify forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Optimer that any of its plans will be achieved. These forward-looking statements are based on management’s expectations on the date of this release. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in Optimer’s business including, without limitation, risks relating to: uncertainties associated with the proposed merger contemplated by the Merger Agreement and related transactions, including uncertainties relating to the anticipated timing of the proposed merger and the satisfaction of the conditions to the consummation of the proposed merger, the ability to complete the proposed merger and the impact of the merger on Optimer’s business, employees, customers, suppliers and commercial partners, certain contingent terms of the Series A Preferred Stock and other risks detailed in Optimer’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this release, and Optimer undertakes no obligation to update or revise these statements, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

	By:	/s/ Stephen W. Webster
Date: September 16, 2013		Stephen W. Webster
Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, $0.001 Par Value, of Optimer Pharmaceuticals, Inc.
10.1	Series A Convertible Preferred Stock Purchase Agreement, dated as of September 16, 2013, by and between Optimer Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc.